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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 30, 2005

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                      1-9924                      52-1568099
  (State or other                (Commission                  (IRS Employer
  jurisdiction of                File Number)               Identification No.)
   incorporation)

          399 Park Avenue, New York, New York               10043
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          (Address of principal executive offices)         (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

      Exhibit No. Description

      1.01 Terms Agreement, dated November 25, 2005, among Citigroup Funding Inc., Citigroup Inc., as guarantor, and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of Citigroup Funding Inc.'s 1.75% Principal-Protected Equity Linked Notes Based Upon the Nikkei 225 Stock Average(SM) with Potential Supplemental Interest at Maturity Due May 29, 2009.

      4.01 Form of Note for Citigroup Funding Inc.'s 1.75% Principal-Protected Equity Linked Notes Based Upon the Nikkei 225 Stock Average(SM) with Potential Supplemental Interest at Maturity Due May 29, 2009.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 30, 2005                          CITIGROUP INC.


                                           By:/s/ Charles E. Wainhouse
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                                              Name: Charles E. Wainhouse
                                              Title: Assistant Treasurer